Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Marc Forth, certify that:

1.	I have reviewed this Amendment No. 2 to the Annual Report on Form 10-K/A of AEON Biopharma, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: August 12, 2024	By:	/s/ Marc Forth
		Name:	Marc Forth
		Title:	Chief Executive Officer
(Principal Executive and Financial Officer)